Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

Note 18 – Financial Instruments

Financial instruments as of December 31 were as follows:

(Dollars in thousands)

	2011		2010

	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Assets:
Cash and due from banks	$17,125	$17,125	$19,074	$19,074
Federal funds sold	—	—	5,000	5,000
Securities available for sale	114,276	114,276	90,820	90,820
Federal Home Loan Bank and Federal Reserve Bank stock	3,749	3,749	4,159	4,159
Loans held for sale	1,262	1,262	1,610	1,610
Loans, net	314,914	319,017	312,211	314,781
Accrued interest receivable	2,106	2,106	2,000	2,000

Liabilities:
Demand, savings and money market deposits	252,505	252,505	229,378	229,378
Time deposits	150,860	151,881	160,506	159,616
Repurchase agreements	21,869	21,083	22,249	22,251
Advances from Federal Home Loan Bank	8,447	8,664	8,473	8,947
Accrued interest payable	176	176	231	231

The estimated fair values approximate the carrying amounts for all assets and liabilities except those described later in this paragraph. The methodology for determining the estimated fair value for securities available for sale is described in Note 19. The estimated fair value for loans is based on the rates charged at December 31 for new loans with similar maturities, applied until the loan is assumed to reprice or be paid. The allowance for loan losses is considered to be a reasonable estimate of discount for credit quality concerns. The estimated fair values for time deposits and FHLB advances are based on the rates paid at December 31 for new deposits or FHLB advances, applied until maturity. The estimated fair values for other financial instruments and off-balance sheet loan commitments are considered nominal.